Exhibit 99.1

Yuma Energy, Inc.

NEWS RELEASE

Yuma Energy, Inc. Announces Third Quarter 2016
Financial Results
HOUSTON, TX – (Marketwired – November 14, 2016) – Yuma Energy, Inc. (NYSE MKT: YUMA) (the “Company” or “Yuma”) today announced its financial results for the quarter ended September 30, 2016. These financial results only reflect Yuma Energy, Inc. as a stand-alone entity prior to the merger with Davis Petroleum Acquisition Corp., and do not reflect the combination of the two companies.

Financial Results

Sales and Other Operating Revenues

The following table presents the net quantities of oil, natural gas and natural gas liquids produced and sold by us for the three and nine months ended September 30, 2016 and 2015, and the average sales price per unit sold.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Production volumes:
Crude oil and condensate (Bbl)	47,079	61,938	155,986	186,531
Natural gas (Mcf)	340,189	497,868	1,148,587	1,488,408
Natural gas liquids (Bbl)	12,613	20,899	41,771	54,838
Total (Boe) (1)	116,390	165,815	389,188	489,437

Average prices realized:
Excluding commodity derivatives:
Crude oil and condensate (per Bbl)	$42.49	$46.10	$37.51	$50.52
Natural gas (per Mcf)	$2.72	$2.72	$2.28	$2.77
Natural gas liquids (per Bbl)	$17.94	$18.61	$17.71	$19.20
Including commodity derivatives:
Crude oil and condensate (per Bbl)	$53.46	$51.41	$49.24	$66.25
Natural gas (per Mcf)	$2.64	$2.93	$2.61	$4.24
Natural gas liquids (per Bbl)	$17.94	$18.61	$17.71	$19.20

(1)
Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).

The following table presents our revenues for the three and six months ended September 30, 2016 and 2015.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Sales of natural gas and crude oil:
Crude oil and condensate	$2,000,373	$2,855,530	$5,851,235	$9,423,519
Natural gas	924,994	1,340,877	2,616,440	4,112,065
Natural gas liquids	226,259	388,966	739,961	1,053,076
Realized gain (loss) on commodity derivatives	488,409	432,824	2,205,216	5,114,609
Unrealized loss on commodity derivatives	(40,473)	3,460,825	(2,613,044)	(1,847,371)
Gas marketing sales	-	63,637	-	167,923

Total revenues	$3,599,562	$8,542,659	$8,799,808	$18,023,821

NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA

The following table reconciles reported net income to Adjusted EBITDA for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net Loss	$(2,115,444)	$(90,410)	$(20,863,218)	$(13,323,076)
Depreciation, depletion & amortization of property and equipment	1,711,043	3,123,812	6,178,248	11,020,278
Interest expense, net of interest income and amounts capitalized	245,343	131,114	974,248	319,561
Income tax benefit	(47,429)	329,653	(1,272,664)	(3,605,839)
Impairment of oil and gas properties	-	-	11,015,589	-
Impairment of goodwill	-	-	-	4,927,508
Merger costs	229,647	-	1,061,324	-
Stock-based compensation net of capitalized cost	189,211	338,619	909,309	2,210,950
Unrealized (gains) losses on commodity derivatives	40,473	(3,460,825)	2,613,044	1,847,371
Accretion of asset retirement obligation	107,760	170,209	318,016	499,766
Adjusted EBITDA	$360,604	$542,172	$933,896	$3,896,519

Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner.

Yuma Energy, Inc.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
	2016	2015
	(Unaudited)	(As Restated)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,831,928	$5,355,191
Accounts receivable, net of allowance for doubtful accounts:
Trade	2,942,948	2,829,266
Officers and employees	65,153	75,404
Other	338,461	633,573
Commodity derivative instruments	1,016,583	2,658,047
Prepayments	321,237	704,523
Other deferred charges	29,921	415,740

Total current assets	6,546,231	12,671,744

OIL AND GAS PROPERTIES (full cost method):
Not subject to amortization	15,336,916	14,288,716
Subject to amortization	205,331,835	204,512,038

	220,668,751	218,800,754
Less: accumulated depreciation, depletion and amortization	(134,312,088)	(117,304,945)

Net oil and gas properties	86,356,663	101,495,809

OTHER PROPERTY AND EQUIPMENT:
Land, buildings and improvements	2,795,000	2,795,000
Other property and equipment	3,497,948	3,460,507
	6,292,948	6,255,507
Less: accumulated depreciation and amortization	(2,361,010)	(2,174,316)

Net other property and equipment	3,931,938	4,081,191

OTHER ASSETS AND DEFERRED CHARGES:
Commodity derivative instruments	177,724	1,070,541
Deposits	414,064	264,064
Other noncurrent assets	-	38,104

Total other assets and deferred charges	591,788	1,372,709

TOTAL ASSETS	$97,426,620	$119,621,453

Yuma Energy, Inc.
CONSOLIDATED BALANCE SHEETS – CONTINUED
(Unaudited)

	September 30,	December 31,
	2016	2015
	(Unaudited)	(As Restated)
LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Current maturities of debt	$29,800,000	$30,063,635
Accounts payable, principally trade	6,378,942	7,933,664
Commodity derivative instruments	74,331	-
Asset retirement obligations	243,711	70,000
Other accrued liabilities	2,593,813	1,781,484

Total current liabilities	39,090,797	39,848,783

OTHER NONCURRENT LIABILITIES:
Asset retirement obligations	8,571,895	8,720,498
Commodity derivative instruments	4,432	-
Deferred taxes	144,700	1,417,364
Other liabilities	7,467	30,090

Total other noncurrent liabilities	8,728,494	10,167,952

EQUITY:
Preferred stock	10,828,603	10,828,603
Common stock, no par value (300 million shares authorized, 3,628,991 and 3,591,731 issued)	142,724,775	141,858,946
Accumulated earnings (deficit)	(103,946,049)	(83,082,831)

Total equity	49,607,329	69,604,718

TOTAL LIABILITIES AND EQUITY	$97,426,620	$119,621,453

Yuma Energy, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
		(As Restated)		(As Restated)
REVENUES:
Sales of natural gas and crude oil	$3,151,626	$4,649,009	$9,207,636	$14,756,582
Net gains (losses) from commodity derivatives	447,936	3,893,650	(407,828)	3,267,239
Total revenues	3,599,562	8,542,659	8,799,808	18,023,821

EXPENSES:
Lease operating	1,798,868	2,718,919	5,692,077	9,168,260
Re-engineering and workovers	132,708	1,136	132,708	555,628
Marketing cost of sales	-	234,507	-	434,189
General and administrative – stock-based compensation	189,211	338,619	909,309	2,210,950
General and administrative – other	1,581,619	1,873,484	5,742,824	5,389,859
Depreciation, depletion and amortization	1,711,043	3,123,812	6,178,248	11,020,278
Asset retirement obligation accretion expense	107,760	170,209	318,016	499,766
Impairments	-	-	11,015,589	4,927,508
Other	6,612	(274,329)	(10,173)	444,320
Total expenses	5,527,821	8,186,357	29,978,598	34,650,758

INCOME (LOSS) FROM OPERATIONS	(1,928,259)	356,302	(21,178,790)	(16,626,937)

OTHER INCOME (EXPENSE):
Interest expense	(245,359)	(131,114)	(974,403)	(337,499)
Other, net	10,745	14,055	17,311	35,521
Total other income (expense)	(234,614)	(117,059)	(957,092)	(301,978)

NET INCOME (LOSS) BEFORE INCOME TAXES	(2,162,873)	239,243	(22,135,882)	(16,928,915)

Income tax expense (benefit)	(47,429)	329,653	(1,272,664)	(3,605,839)

NET INCOME (LOSS)	(2,115,444)	(90,410)	(20,863,218)	(13,323,076)

PREFERRED STOCK, PERPETUAL PREFERRED SERIES A:
Dividends paid in cash	-	320,626	-	940,315
Dividends in arrears	320,625	-	961,877	-

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,436,069)	$(411,036)	$(21,825,095)	$(14,263,391)

EARNINGS (LOSS) PER COMMON SHARE ADJUSTED FOR OCTOBER 26,2016 1-FOR-20 REVERSE STOCK SPLIT:
Basic	$(0.67)	$(0.11)	$(6.04)	$(4.03)
Diluted	$(0.67)	$(0.11)	$(6.04)	$(4.03)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING ADJUSTED FOR OCTOBER 26, 2016 1-FOR-20 REVERSE STOCK SPLIT:
Basic	3,628,683	3,580,163	3,611,241	3,539,755
Diluted	3,628,683	3,580,163	3,611,241	3,539,755

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
		(As Restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reconciliation of net loss to net cash provided by (used in) operating activities
Net loss	$(20,863,218)	$(13,323,076)
Impairment of oil and gas properties	11,015,589	-
Impairment of goodwill	-	4,927,508
Depreciation, depletion and amortization of property and equipment	6,178,248	11,020,278
Accretion of asset retirement obligation	318,016	499,766
Stock-based compensation net of capitalized cost	909,309	2,210,950
Amortization of other assets and liabilities	518,478	209,904
Deferred tax expense (benefit)	(1,272,664)	(3,608,239)
Bad debt expense increase (decrease)	(10,173)	787,264
Unrealized losses on commodity derivatives	2,613,044	1,847,371
Other	-	(342,944)
Changes in current operating assets and liabilities:
Accounts receivable	201,854	4,411,640
Other current assets	383,286	(77,453)
Accounts payable	(1,471,397)	(13,938,649)
Other current liabilities	783,551	1,095,356
Other noncurrent assets and liabilities	(108,618)	-
NET CASH USED IN OPERATING ACTIVITIES	(804,695)	(4,280,324)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures on property and equipment	(2,588,455)	(11,211,634)
Proceeds from sale of property	340,603	30,442
Decrease in short-term investments	-	1,170,868
NET CASH USED IN INVESTING ACTIVITIES	(2,247,852)	(10,010,324)

CASH FLOWS FROM FINANCING ACTIVITIES:
Change in borrowing on line of credit	-	$6,800,000
Proceeds from insurance note	-	813,562
Payments on insurance note	(263,635)	(579,005)
Line of credit financing costs	(132,659)	(215,141)
Net proceeds from sale of common stock	-	1,363,160
Net proceeds from sale of perpetual preferred stock	-	870,386
Cash dividends to preferred shareholders	-	(940,315)
Common stock purchased from employees	(74,422)	(300,732)
Other	-	(31,485)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(470,716)	7,780,430

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,523,263)	(6,510,218)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	5,355,191	11,558,322

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,831,928	$5,048,104

Supplemental disclosure of cash flow information:
Interest payments (net of interest capitalized)	$354,344	$73,342
Interest capitalized	$395,244	$750,107
Supplemental disclosure of significant non-cash activity:
(Increase) decrease in capital expenditures financed by accounts payable	$83,325	$2,979,301

About Yuma Energy, Inc.

Yuma Energy, Inc. is an independent Houston-based exploration and production company. We are focused on the acquisition, development, and exploration for conventional and unconventional oil and natural gas resources, primarily in the U.S. Gulf Coast and California. We have employed a 3-D seismic-based strategy to build a multi-year inventory of development and exploration prospects. Our current operations are focused on onshore assets located in central and southern Louisiana, where we are targeting the Austin Chalk, Tuscaloosa, Wilcox, Frio, Marg Tex and Hackberry formations.  We also have company-operated conventional fields located onshore in south Louisiana and the upper Texas Gulf Coast, and non-operated properties include Eagle Ford and Eaglebine properties in east Texas. In addition, we have a non-operated position in the Bakken Shale in North Dakota and operated positions in Kern and Santa Barbara Counties in California. Our common stock is traded on the NYSE MKT under the trading symbol “YUMA.” For more information about Yuma Energy, Inc., please visit our website at www.yumaenergyinc.com.

Agreement and Plan of Merger and Reorganization

On February 10, 2016, Yuma Energy, Inc., a California corporation (“Yuma California”), Yuma Energy, Inc., a Delaware corporation and wholly-owned subsidiary of Yuma California (the “Company”), Delaware Merger Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Subsidiary”), and Davis Petroleum Acquisition Corp. (“Davis”) entered into an agreement and plan of merger and reorganization, as subsequently amended on September 2, 2016 (the “Merger Agreement”), providing for the merger of Yuma California with and into the Company (the “Reincorporation Merger”) and the merger of Merger Subsidiary with and into Davis (the “Merger”). The Reincorporation Merger and the Merger were consummated on October 26, 2016. In connection with the Reincorporation Merger, Yuma California converted each outstanding share of its 9.25% Series A Cumulative Redeemable Preferred Stock, no par value per share (the “Series A Preferred Stock”), into 35 shares of its common stock, no par value per share (the “Yuma California Common Stock”), and then each share of Yuma California Common Stock was exchanged for one-twentieth of one share of common stock, $0.001 par value per share, of the Company (the “Common Stock”). In connection with the Merger, the Company issued approximately 7,455,000 shares of Common Stock to former holders of common stock of Davis and approximately 1,754,000 shares of Series D Convertible Preferred Stock, $0.001 par value per share (the “Series D Preferred Stock”), of the Company, to former holders of Davis preferred stock. After the Reincorporation Merger and the Merger, the Company had approximately 12,201,000 shares of Common Stock issued and outstanding.

In connection with the Davis merger, on October 26, 2016, we entered into a Credit Agreement providing for a $75.0 million 3-year revolving credit facility (the “Credit Agreement”) with SG Americas Securities, LLC (“SG Americas”) as Lead Arranger and Bookrunner, Société Générale S.A. as Administrative Agent and the lenders party thereto. The Credit Agreement replaces our existing credit agreement. The initial borrowing base of the Credit Agreement is $44.0 million, and is subject to redetermination as of January 1, 2017 as well as April 1st and October 1st of each year. As of October 26, 2016, we had approximately $39.5 million outstanding under the Credit Agreement. All of the obligations under the Credit Agreement, and the guarantee of those obligations, are secured by substantially all of our assets and customary financial covenants have been made.

Please refer to our annual report on Form 10-K/A for the year ended December 31, 2015, our Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016, and September 30, 2016 and all our filings with the SEC for further information.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes, the anticipated timing for closing the proposed merger and the ability of the Company to enter into an amendment to its credit agreement. Forward-looking statements are based on current expectations and assumptions and analyses made by Yuma and Davis in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to:  the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing; the possibility that the combined company may be unable to obtain an acceptable reserve-based credit facility; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; further declines in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change.  Yuma’s annual report on Form 10-K/A for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma and Davis undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

For more information, please contact:

James J. Jacobs
Treasurer and Chief Financial Officer
Yuma Energy, Inc.
1177 West Loop South, Suite 1825
Houston, TX 77027
Telephone: (713) 968-7000